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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 1997 (except for the stock split information in Note 1, as to which the date is April 2, 1997), in Amendment No. 2 to the Registration Statement (Form S-1, No. 333-04173) and related Prospectus of DTM Corporation dated April 3, 1997.

                                            Ernst & Young LLP
Austin, Texas

April 2, 1997